Behind the Charts Chris Choate Chief Financial Officer June 23, 2016 Exhibit 99.1

2 Safe Harbor Statement This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us. The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2015. Such risks include - but are not limited to - changes in general economic and business conditions; GM’s ability to sell new vehicles that we finance in the markets we serve in North America, Europe, Latin America and China; interest rate and currency fluctuations; our financial condition and liquidity, as well as future cash flows and earnings; competition; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; the availability and cost of sources of financing; the level of net charge-offs, delinquencies and prepayments on the loans and leases we originate; vehicle return rates and the residual value performance on vehicles we lease; the viability of GM-franchised dealers that are commercial loan customers; the prices at which used cars are sold in the wholesale markets; and changes in business strategy, including expansion of product lines and credit risk appetite, and acquisitions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual events or results may differ materially. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

3 Agenda  GM Financial Overview  Key Business Drivers  Additional Information The purpose of this presentation is to provide insight into GM Financial, as well as address topics frequently asked by investors

4 GM Financial Overview

5 GM Financial GM Financial’s overall objective is to support GM vehicle sales while achieving appropriate risk-adjusted returns  GM Financial (GMF) is General Motors’ global captive finance company  Earning assets of $64B, with operations in 20 countries − Offering auto finance products to 16,000 dealers worldwide − GM Financial’s global footprint covers over 85% of GM’s worldwide sales  GM Financial is a strategic business for GM and well positioned for profitable growth and contribution to overall enterprise value North American segment International segment

6 Organizational Structure  GMF is consolidated with GM − GMF’s results are adjusted in GM’s financial statements to eliminate the effect of intercompany transactions between GMF and the other members of the consolidated GM group – these eliminations may result in reporting differences between GM and GMF − GMF files stand alone quarterly (10-Q) and annual (10-K) financial statements with the SEC  GMF has two reporting segments − North America (NA)  U.S.  Canada − International (IO)  Europe - Austria, Belgium, France, Germany, Greece, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom  Latin America - Brazil, Chile, Colombia, Mexico and Peru  Includes GMF equity investment in SAIC-GMAC joint venture in China  China joint venture − GMF owns a 35% equity interest in the SAIC-GMAC auto finance joint venture in China; reported as equity income on the income statement and equity in net assets of non- consolidated affiliates on the balance sheet  The joint venture generated $116M and $36M in equity income for calendar year 2015 and Q1 2016  At March 31, 2016, SAIC-GMAC joint venture had ending earning assets of $10.2B

7 General Motors Strategic Priorities  GM Financial strategic value − Drive vehicle sales  Offer attractive products and services with efficient delivery − Enhance customer experience and loyalty  Integrate with GM initiatives to enrich the customer experience and increase retention − Support GM Customers and Dealers  Provide financing support across economic cycles − Contribute to enterprise profitability  Pre-tax income expected to double from 2014 when full captive penetration levels are achieved

GM Financial Evolution

Full captive evolution substantially complete; entering captive expansion phase



2010
2011
2012
2013
2014
2015
2016
GM Financial Acquisition
Canada Lease Acquisition of FinancialLinx
U.S. Floorplan Launch
Canada Floorplan Launch
U.S. Prime Loan Launch
U.S. Lease Share Expansion
China Acquisition
Commercial Loan Launch
GM Loan Subvention Exclusivity
NA Lease Launch
Canada sub-prime Launch
International Acquisitions
Commercial Lease Launch
U.S. Prime Loan Expansion
GM Lease Exclusivity

Captive Expansion

- Increase share of prime loan in NA
- Strategically grow NA floorplan
- Expand Customer Relationship Management
- Maintain IO's dominant GM share; potential geographic/product expansion

GM FINANCIAL | 8

9 GM and GMF Penetration Statistics Mar-16 Qtr. Mar-15 Qtr. Mar-14 Qtr. North America GMF as a % of GM Retail Sales 36.5% 20.7% 7.2% GMF Wholesale Dealer Penetration 13.5% 10.1% 6.3% GM as % of GMF Retail Originations 89.1% 73.8% 52.7% International Operations1 GMF as a % of GM Retail Sales 45.9% 44.3% 38.7% GMF Wholesale Dealer Penetration 98.0% 97.0% 95.0% GM as % of GMF Retail Originations 86.5% 85.6% 88.0%  GM new vehicles as a percent of total GMF originations has increased from 16% in the September 2010 quarter (quarter preceding GM’s acquisition of GMF) to 89% in the March 2016 quarter  Retail penetration of the China JV has increased from 16% in the March 2015 quarter to 23% in the March 2016 quarter 1. Excludes results from 35% equity ownership interest in China JV

10 Strong Operating Results 1. Reconciliation of Net Credit Losses, a non-U.S. GAAP measure, can be found in GMF’s 10-K/10-Q filings $815 $837 $225 CY-14 CY-15 Mar-16 Qtr Pre-tax Income ($M) North America (NA) International (IO) 1.9% 1.9% 1.9% CY-14 CY-15 Mar-16 Qtr Annualized Net Credit Losses on Loans1 $21.3 $37.7 $10.9 CY-14 CY-15 Mar-16 Qtr Origination Volume ($B) NA Retail Loans NA Retail Leases IO Retail Loans IO Retail Leases 3.2% 2.7% 2.2% CY-14 CY-15 Mar-16 Qtr Annualized Operating Expense Ratio

11 Solid Balance Sheet 1. Calculated consistent with GM/GMF Support Agreement, filed on Form 8-K with the Securities and Exchange Commission on September 4, 2014.  Tangible net worth is net of accumulated losses on foreign exchange translation ‒ Accumulated other comprehensive loss related to FX of $0.9B at March 31, 2016  Leverage increase consistent with earning asset expansion in higher credit quality tiers $40.8 $57.7 $64.0 Dec-14 Dec-15 Mar-16 Ending Earning Assets ($B) Retail Loans Commercial Loans Retail Leases Dec-14 Dec-15 Mar-16 Liquidity ($B) Borrowing capacity Cash $9.3 $14.7 $12.7 6.5x 8.3x 8.8x Dec-14 Dec-15 Mar-16 Leverage Ratio1 $6.1 $6.9 $7.2 Dec-14 Dec-15 Mar-16 Tangible Net Worth ($B)

12 Earning Assets Composition Lease 13% Latin America Commercial 2% Latin America Retail 7% Europe Commercial 6% Europe Retail 11% North America Commercial 7% North America Lease 38% North America Retail 29% $64.0B At March 31, 2016  Percent of earning assets related to financing GM new vehicles 84% at March 31, 2016 compared to 77% a year ago  Higher credit quality assets increasing with growth in prime loan and leasing − GMF sub-prime loan portfolio (<620 FICO) represented approximately 17% of ending earning assets at March 31, 2016, down from approximately 26% at March 31, 2015  Earning asset expansion in North America more aligned with GM’s geographic sales footprint Earning assets composition is shifting towards full captive state

13 Funding Platform  Global securitization platforms − Segregated by asset type and geography  Global senior note platforms ‒ Issuing in U.S., Canada and Europe  Credit facilities − Numerous facilities totaling $24.8B, provided by 36 banks at March 31, 2016  Unsecured mix − Unsecured debt 46% of total debt at March 31, 2016 compared to 37% a year ago  Year-to-date, issued $5.8B in public secured and $6.3B in senior notes globally − 2016 issuance forecast of ~$10-13B in senior notes (5-8 offerings) and ~$11-14B in securitizations, including 144A transactions Shifting funding mix toward unsecured debt thereby increasing unencumbered assets; strategy to fund locally with flexibility to issue globally to support North America growth North America Securitization 35% North America Sr. Notes 34% North America Credit Facilities 7% International Securitization 5% International Credit Facilities 13% International Sr. Notes 2% International Other Unsecured 4% At March 31, 2016 $60.4B

14 Committed to Investment Grade  Support Agreement in place between GM and GMF ‒ Agreement solidifies GMF’s position as a core component of GM’s business and strengthens GMF’s capability to support GM’s strategy ‒ Requires 100% ownership of GMF by GM as long as GMF has unsecured debt securities outstanding ‒ Established tiered leverage limits based on Net Earning Assets and provides funding support to GMF if needed ‒ Leverage ratio of 8.8x at March 31, 2016; current leverage limit of 9.5x for Net Earning Assets greater than or equal to $50B but less than $75B ‒ Next leverage limit of 11.5x for Net Earning Assets greater than or equal to $75B but less than $100B; leverage limit of 12.0x for Net Earning Assets greater than or equal to $100B ‒ Leverage ratio could temporarily equal or slightly exceed applicable ratio in 2016 due to impact of FX on tangible net worth and rate of increase in earning assets; leverage ratio is expected to be below applicable level by year- end  Achievement of investment grade rating critical for captive strategy execution GM targeting performance consistent with “A” ratings criteria Current Ratings GM GM Financial Company Rating Bond Rating Outlook Company Rating Bond Rating Outlook DBRS BBB N/A Stable BBB BBB Stable Fitch BBB- BBB- Positive BBB- BBB- Positive Moody’s I.G. Ba1 Positive Ba1 Ba1 Positive Standard and Poor’s BBB- BBB- Positive BBB- BBB- Positive

15 Key Business Drivers

16 Key Business Drivers  Drivers − Portfolio size and yield  Origination volume is driven by total vehicle sales and GM market share, GMF’s retail sales penetration (including mix of standard and subvented loan and lease) and loan/lease pricing including market competitive factors − Funding costs  Interest rate on outstanding debt and fees associated with debt including credit facilities − Credit performance  Underlying credit makeup of portfolio, general economic conditions and servicing execution − Residual performance  Used car values − Operating expense  Improving cost efficiencies with completion of infrastructure build-out and achieving scale as portfolio size increases  Pre-tax return on assets (ROA) was 1.7% for CY2015 (EBT ÷ Average Earning Assets) − Product level ROA commensurate with risk

17 March 2016 Quarter Consolidated Statement of Income ($M) Finance charge income $ 818 Leased vehicle income 1,184 Other income 73 Total revenue 2,075 Operating expenses 334 Leased vehicle expenses 893 Provision for loan losses 196 Interest expense 463 Total costs and expenses 1,886 Equity income 36 Pre-tax income $ 225 Business Model Overview– Income Statement

18 March 2016 Quarter Consolidated Statement of Income ($M) Finance charge income $ 818 Leased vehicle income 1,184 Other income 73 Total revenue 2,075 Operating expenses 334 Leased vehicle expenses 893 Provision for loan losses 196 Interest expense 463 Total costs and expenses 1,886 Equity income 36 Pre-tax income $ 225 Business Model Overview– Income Statement Driven by size and yield on underlying portfolio. Impacted by origination volume and credit mix. Includes impact of loan subvention. Primarily depreciation on leased vehicles, offset by accretion of lease subvention. Driven by portfolio size and impacted by prospective depreciation adjustments based on quarterly mark-to-market evaluation. Also, includes net residual gain/loss on sale of off-lease vehicles. Primarily headcount related costs and business infrastructure investments. As a relative percentage of average earning assets, the ratio will continue to moderate as economies of scale are realized.

19 March 2016 Quarter Consolidated Statement of Income ($M) Finance charge income $ 818 Leased vehicle income 1,184 Other income 73 Total revenue 2,075 Operating expenses 334 Leased vehicle expenses 893 Provision for loan losses 196 Interest expense 463 Total costs and expenses 1,886 Equity income 36 Pre-tax income $ 225 Business Model Overview– Income Statement Reflects earnings on a 35% equity interest in the China joint venture. Provision is a byproduct of the allowance for loans losses (ALL) and reflects the expense necessary to maintain the ALL at levels adequate to cover probable losses inherent in portfolio. Driven by mix and type of debt, including debt rating, tenor and market conditions and includes fees associated with debt issuances and credit facilities.

20 Business Model Overview– Balance Sheet Consolidated Balance Sheet ($M) – Liabilities and Shareholder’s Equity Secured debt $ 32,733 Unsecured debt 27,638 Accounts payable and accrued expenses 1,236 Related party payables 448 Other liabilities 2,334 Total liabilities 64,389 Additional paid-in capital 6,491 Accumulated other comprehensive loss (952) Retained earnings 2,836 Total shareholder’s equity 8,375 Total liabilities and shareholder’s equity $ 72,764 At March 31, 2016 Consolidated Balance Sheet ($M) - Assets Cash and cash equivalents $ 2,898 Finance receivables, net 38,658 Leased vehicles, net 24,538 Restricted cash 2,130 Goodwill 1,195 Equity in net assets of non-consolidated affiliates 989 Related party receivables 1,076 Other assets 1,280 Total assets $ 72,764

21 Consolidated Balance Sheet ($M) – Liabilities and Shareholder’s Equity Secured debt $ 32,733 Unsecured debt 27,638 Accounts payable and accrued expenses 1,236 Related party payables 448 Other liabilities 2,334 Total liabilities 64,389 Additional paid-in capital 6,491 Accumulated other comprehensive loss (952) Retained earnings 2,836 Total shareholder’s equity 8,375 Total liabilities and shareholder’s equity $ 72,764 At March 31, 2016 Consolidated Balance Sheet ($M) - Assets Cash and cash equivalents $ 2,898 Finance receivables, net 38,658 Leased vehicles, net 24,538 Restricted cash 2,130 Goodwill 1,195 Equity in net assets of non-consolidated affiliates 989 Related party receivables 1,076 Other assets 1,280 Total assets $ 72,764 Business Model Overview– Balance Sheet Represents retail and commercial loan portfolios, net of ALL. A combination of forecasting methodologies, incorporating credit mix, loan volume and credit environment, are utilized to estimate future loan losses and establish an adequate ALL. ALL is typically described as a percentage of finance receivables. Reflects the amortized cost of leased vehicles, net of subvention support payments. Primarily cash payments due from GM under loan and lease subvention programs and lines of credit to other GM subsidiaries.

22 Consolidated Balance Sheet ($M) – Liabilities and Shareholder’s Equity Secured debt $ 32,733 Unsecured debt 27,638 Accounts payable and accrued expenses 1,236 Related party payables 448 Other liabilities 2,334 Total liabilities 64,389 Additional paid-in capital 6,491 Accumulated other comprehensive loss (952) Retained earnings 2,836 Total shareholder’s equity 8,375 Total liabilities and shareholder’s equity $ 72,764 At March 31, 2016 Consolidated Balance Sheet ($M) - Assets Cash and cash equivalents $ 2,898 Finance receivables, net 38,658 Leased vehicles, net 24,538 Restricted cash 2,130 Goodwill 1,195 Equity in net assets of non-consolidated affiliates 989 Related party receivables 1,076 Other assets 1,280 Total assets $ 72,764 Business Model Overview – Balance Sheet Reflects warehouse credit facilities, securitization notes payable, senior notes and retail bank deposits. Balances impacted by funding needed to support growth, secured/unsecured mix and cost of funding. Primarily includes foreign currency translation adjustment related to strong dollar compared to other currencies. Due to GM, primarily for commercial finance receivables originated but not yet funded.

23 Subvention  GM makes payments to GMF for subvention costs at origination; any amounts unpaid as of a quarter-end result in a “related party receivable” on GMF’s balance sheet − GM utilizes subvention to GMF to enhance customer affordability; payments are recognized as incentive spend by GM  Subvention programs include: rate support (both loan and lease) and lease residual enhancement − Rate support: Provides the customer with a contractually lower interest rate (loan) or money factor (lease). Subvention payment is based on the discounted value of the difference in the customer's monthly payment utilizing the subvented and non-subvented rates  For loans, rate support payment is accreted into finance charge income over the life of the loan; for leases, rate support payment results in lower leased vehicle depreciation over the life of the lease − Lease residual enhancement: GM may elect to increase the contracted residual value above the Automotive Lease Guide (ALG) value at origination; subvention payment is based on the difference between the contracted and ALG residual values  ALG is recognized industry wide as a guide for setting residual values; values incorporate macro, industry and brand factors  Residual enhancement payment results in lower leased vehicle depreciation over the life of the lease

24 Retail Loan Credit Performance  Credit metrics reflect credit quality of underlying portfolio − North America favorably impacted by growth in prime originations  Finance receivables with FICO scores <620 still comprise 57% of the North America retail loan portfolio at March 31, 2016 − International credit loss performance overall remains stable, consistent with a predominantly prime portfolio 2.6% 2.3% 2.6% 3.0% 2.5% 0.0% 2.0% 4.0% 6.0% 8.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 De linqu e nc y Net Cr e dit Los s e s 1 0.8% 0.7% 0.8% 0.9% 0.8% 0.0% 0.5% 1.0% 1.5% 2.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Mar-15 Jun-15 Sep-15 Dec-15 Mar-16 De linqu e nc y Net Cr e dit Los s e s 1 International Operations North America Annualized quarterly net credit losses 31-60 day delinquency 61+ day delinquency 1. Reconciliation of Net Credit Losses, a non-U.S. GAAP measure, can be found in GMF’s 10-K/10-Q filings

25 Sub-Prime Industry Originations and Losses 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Ne t Cr e d it L o s s e s a s a % o f A v e ra g e R e c e iv a b le s ( a n n u a liz e d ) Monthly Net Credit Losses Wells Fargo Sub-Prime Auto Index GMF AMCAR Portfolio Note: Sub-prime - FICO <620 $0 $20 $40 $60 $80 $100 $120 $140 $160 In d u s tr y L o a n O ri g in a ti o n s ( $ B ) Total Quarterly Industry Auto Loan Originations ($B) 680+ 620-679 <620 Source: Equifax  Growth in industry auto loan originations driven primarily by prime  GMF sub-prime portfolio outperforming peers ‒ Since the acquisition by GM on October 1, 2010, average GMF sub-prime U.S. loan term has remained stable at ~70 months

26 Residual Value  GM actions to protect residuals include: managing fleet sales, actively managing new vehicle inventory and maintaining disciplined incentive spending  Robust GMF end-of-term remarketing process GM and GMF jointly support residual value performance ‒ Private-label online wholesale market place, GMFDealerSource.com  Provides single-source online access to purchase a wide range of pre-owned GM vehicles, including off-lease, rental vehicles and GM company cars ‒ Designed to support GM dealer base while maximizing resale values  First few online selling iterations exclusive to GM dealers  Enhancing value through the use of alternative channels for off lease, rental and company vehicles

27 Expected Growth Ending Earning Assets ($B) EBT-ADJUSTED $B 1. GMF acquired in 2010  Growth in earning assets and improved cost efficiencies drive EBT growth as full captive penetration levels achieved in North America − Additional enterprise benefit realized through an integrated customer relationship management strategy, resulting in incremental sales and improved customer loyalty Earnings Before Taxes ($B) $9 $41 2010 2014 Expected 2018+1 $0.5 $0.8 2010 2014 Expected 2018+ Incremental Auto Benefit 1 +

28 GM Financial Key Strengths  Strategic interdependence with GM − GM priority to grow GM Financial − Expansion of captive presence in North America; captive penetration levels in International Operations  Full suite of auto finance solutions offered in served markets with incremental growth opportunities − Operations covering over 85% of GM’s worldwide sales − Additional product offerings and enhancements and geographic expansion  Solid global funding platform supported by investment grade ratings − Committed bank lines, well-established global ABS and unsecured debt issuance programs − Along with GM, committed to running the business consistent with “A” ratings criteria  Strong financial performance − Solid balance sheet supporting originations growth − Liquidity of $12.7B at 3/31/2016 − Earnings before tax of $225M for the March 2016 quarter − Earnings for March 2016 quarter consistent with full-year earnings outlook to be slightly higher than 2015  Experienced and seasoned management team operating across business and economic cycles

29 Additional Available Information  Available in the Investor Center: − SEC filings (including 10-K, 10-Q, 8-K) − Strategic and Operational Overview Presentation − Email alerts − Current quarter earnings presentation − Asset-backed securitization information www.gmfinancial.com

30 Links to Additional Available Information  Items available in our investor center at gmfinancial.com include:  SEC filings − https://www.gmfinancial.com/investors-information/financial-information/sec-filings.aspx  Earnings materials and investor presentations − https://www.gmfinancial.com/investors-information/events-and-presentation.aspx  News releases − https://www.gmfinancial.com/investors-information/news-releases.aspx  Asset-backed securitization information − https://www.gmfinancial.com/investors-information/abs-information.aspx  Sign up for investor alerts (SEC filings and/or announcements) − https://www.gmfinancial.com/investors-information/request-and-alerts.aspx  Contacts − GM Financial Investor Relations Stephen Jones (817) 302-7119 investors@gmfinancial.com GM Investor Relations (313) 667-1669 investorsrelations@gm.com